Summary Prospectus January 1, 2026
T. ROWE PRICE
PIEQX	International Equity Index Fund
TLIEX	Investor Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated January 1, 2026, as amended or supplemented, and Statement of Additional Information, dated January 1, 2026, as amended or supplemented.

Summary	1

Investment Objective(s)

The fund seeks to provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.09%	0.09%

Other expenses	0.16	0.05

Total annual fund operating expenses	0.25	0.14

Fee waiver/expense reimbursement	—	(0.14)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.25	0.00 [b]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$26	$80	$141	$318
Z Class	$0	$0	$0	$0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8.6% of the average value of its portfolio.

T. Rowe Price	2

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks that are held in its benchmark index. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the benchmark index, the MSCI EAFE Index Net (Index), in proportion to each stock’s weight in the Index. The adviser compares the composition of the fund to that of the Index. If a material misweighting develops, the adviser seeks to rebalance the portfolio in an effort to realign it with the Index.

The fund attempts to track the performance of stocks in developed non-U.S. markets by seeking to match the performance of the Index. The Index is a broadly diversified stock index designed to represent the performance of large- and mid-cap securities across developed markets, including countries in Europe, Australasia, and the Far East, and excluding the U.S. and Canada. The Index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid. The Index is weighted by market capitalization and the composition of the Index is rebalanced semi-annually. As of October 31, 2025, the Index consisted of 693 securities.

Because the fund typically holds securities in proportion to their weight in the Index, the fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of changes in the composition of the Index.

The fund typically has significant investments in developed European countries and Japan.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the financial sector.

While most assets are invested in common stocks, the fund may also purchase exchange-traded funds in an effort to minimize any deviations in performance from the Index. Exchange-traded funds would typically be used to help realign the fund’s portfolio with the Index, gain broad market or sector exposure, or to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

Summary	3

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Index investing: Because the fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the fund’s performance may lag the performance of actively managed funds.

Tracking error: The returns of the fund may deviate from the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its benchmark index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares. Tracking error may increase if the fund needs to fair value any of its portfolio holdings since the index does not need to apply fair valuation to its underlying securities.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets, which are more volatile than the markets of developed countries.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

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Investing in Europe: The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, inflation, energy crises, and public health pandemics, and these events may continue to significantly affect all of Europe. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and Russia’s ongoing military conflict in Ukraine.

Investing in Japan: The Japanese economy has at times been negatively affected by government intervention and protectionism, excessive regulation, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as a low economic growth rate relative to other advanced economies, other adverse political developments, increases in government debt, and changes in fiscal, monetary, or trade policies, may affect the Japanese economy.

Large- and mid-cap stocks: Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by small-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges. The fund’s share price could fluctuate more than the share price of a fund that invests only in large-cap companies as stocks of mid-cap companies entail greater risk and are usually more volatile than stocks of large-cap companies.

Exchange-traded funds: An investment in an exchange-traded fund involves substantially the same risks as investing directly in the exchange-traded fund’s underlying assets, although an exchange-traded fund may trade at a premium or discount to the actual net asset value of its portfolio securities, may have greater price volatility than its underlying assets, and its shares may have lower overall liquidity. The fund will bear its proportionate share of the fees and expenses of each exchange-traded fund in which it invests.

Sector exposure: To the extent the fund invests in specific industries or sectors, it may be more susceptible to developments affecting those industries and sectors.

Financial sector: Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Nondiversification: The fund may become nondiversified due to the composition of its benchmark index, and thus invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the fund’s performance may be adversely affected; the fund’s shares may experience greater price volatility; and the fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political, or regulatory occurrence affecting these issuers.

Summary	5

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/22	18.11%	Worst Quarter	3/31/20	-23.31%

The fund’s return for the nine months ended 9/30/25 was 25.94%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market and aligns to the fund’s investment strategy (MSCI EAFE Index Net).

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

T. Rowe Price	6

Average Annual Total Returns
	Periods ended
	December 31, 2024

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
International Equity Index Fund					11/30/2000
Returns before taxes	3.40%	4.81%	5.26%	—%
Returns after taxes on distributions	2.71	4.21	4.64	—
Returns after taxes on distributions and sale
of fund shares	2.50	3.76	4.15	—
Z Class					11/02/2020
Returns before taxes	3.69	—	—	8.32

MSCI EAFE Index Net (reflects no deduction for fees or expenses)
	3.82	4.73	5.20	8.27 [a]

a Return since 11/2/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Name	Title	Managed Fund Since	Joined Investment Adviser
Neil Smith	Portfolio Manager and Chair of Investment Advisory Committee	2007	1994

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

Summary	7

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F135-045 1/1/26